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                                                                  Exhibit 10.165

         LIST OF OMITTED SCHEDULES/EXHIBITS TO ASSET PURCHASE AGREEMENT

SCHEDULES
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Schedule A                          Products
Schedule 1.01(a)(i)                 Inventory
Schedule 1.01(a)(ii)                Machinery and Equipment
Schedule 1.01(a)(iii)               Bt Strains, SOPs and Technology
Schedule 1.01(a)(v)                 Product Registrations and Permits
Schedule 1.01(a)(vii)               Assumed Contracts
Schedule 1.01(a)(xi)                Other Materials
Schedule 1.05                       Purchase Price Allocation
Schedule 3.01                       Organization, Standing and Power
Schedule 3.03                       Consents and Filings - Sellers
Schedule 3.04                       Financial Statements
Schedule 3.05                       Absence of Certain Changes or Events
Schedule 3.06                       Taxes
Schedule 3.07                       Workers' and Users' Injuries
Schedule 3.08                       Litigation
Schedule 3.09                       Compliance with Applicable Laws
Schedule 3.10                       Environmental Matters
Schedule 3.11(a)(i)                 Owned Patents
Schedule 3.11(a)(ii)                Licensed Patents
Schedule 3.11(a)(iii)               Trademarks
Schedule 3.11(a)(iv)                Other Intellectual Property
Schedule 3.11(c)                    Agreements Affecting Intellectual Property
Schedule 3.11(d)(iv)                Claims
Schedule 3.11(d)(vi)                Alleged Infringement
Schedule 3.12                       Contracts
Schedule 3.12(k)                    Terminated Contracts
Schedule 3.13                       Permits and Product Registrations
Schedule 3.14                       Suppliers
Schedule 3.15                       Distributors and Customers
Schedule 3.16                       Manufacturers
Schedule 3.19                       Transactions with Affiliates
Schedule 3.20                       EPA Statements, Citations or Decisions
Schedule 3.21                       Inventory
Schedule 4.03                       Consent and Filings - Buyer
Schedule 5.01                       Conduct of Business
Schedule 10.11                      Sellers' Knowledge

EXHIBITS
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Exhibit A     Instrument of Assignment and Assumption
Exhibit B     Opinion of Sellers' Counsel
Exhibit C     Reilly Non-competition Agreement
Exhibit D     Opinion of Buyer's Counsel
Exhibit E     Bill of Sale
Exhibit F     Intellectual Property Collective Assignment
Exhibit G     Mycogen Letter
Exhibit H     Pre-Closing Business Arrangement Agreement